EXHIBIT 10.34

APTIMUS, INC

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the “Agreement”) is entered into as of July 1, 2003 (the “Effective Date”), by and among Aptimus, Inc., a Washington corporation (the “Company”), and the warrant holders listed on Schedule A attached hereto (the “Purchasers”).

RECITALS

        WHEREAS, the Company has authorized the issuance of a Common Stock Warrant (the “Warrant”), in form attached as Exhibit A hereto, to the Purchasers in connection with the Company’s issuance to the Purchasers of certain secured convertible promissory notes (the “Notes”) to purchase Common Stock of the Company; and

        WHEREAS, the Purchasers are willing to purchase from the Company and the Company is willing to sell to the Purchasers the Notes on the terms and conditions set forth in, among other instruments, this Agreement and the Warrant.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

AGREEMENT

        1.         Registration Rights.

                    1.1         Certain Definitions.   For purposes of this Section 1:

                                   (a)    Holder.   For purposes of this Section 1 and Section 2 hereof, the term “Holder” or “Holders” means any person or persons owning of record Registrable Securities (as hereinafter defined) that have not been sold to the public or pursuant to Rule 144 promulgated under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any assignee of record of such Registrable Securities to whom rights under this Section 1 have been duly assigned in accordance with this Agreement; provided, however, that a holder of Excluded Securities shall not be a Holder with respect to such Excluded Securities (as hereinafter defined) for purposes of Section 1.2 of this Agreement.

                                   (b)    Qualified Public Offering.   The term “Qualified Public Offering” means a firm commitment underwritten public offering with gross proceeds to the Company of at least $10,000,000 (prior to any payment of any underwriter discounts and commissions) pursuant to a registration statement under the U.S. Securities Act.

                                   (c)    Registrable Securities.   The term “Registrable Securities” means: (i) any of the Common Shares issued upon conversion of the Convertible Promissory Notes issued under the Convertible Note Purchase Agreement (“Purchase Agreement”) between the parties of even date, and (ii) any common shares of the Company issued (or issuable upon the conversion or exercise of the Warrant, right or other security which is issued) as a dividend or other distribution with respect to, in exchange for or in replacement of, all such Common Shares described in clause (i) of this subsection (c); excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the U.S. Securities Act (“Excluded Securities”).

                                   (d)    Registrable Securities Then Outstanding.   “Registrable Securities Then Outstanding” shall mean the number of Registrable Securities (i) then issued and outstanding and (ii) then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

                                   (e)    Registration.   The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the U.S. Securities Act, and the declaration or ordering of effectiveness of such registration statement.

                                   (f)    SEC.   The term “SEC” means the United States Securities and Exchange Commission.

                    1.2         Piggyback Registrations.   The Company shall notify all Holders of Registrable Securities in writing at least twenty (20) days prior to filing any registration statement under the U.S. Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to any secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                                   (a)    Underwriting.   If a registration statement under which the Company gives notice under this Section 1.2 is for an underwritten public stock offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 1.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of securities to be underwritten, then the managing underwriter(s) may exclude securities (including Registrable Securities) from the registration and the underwriting, and the number of securities that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration and the number of Registrable Securities permitted to be included in such registration by each Holder shall be readjusted accordingly. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of securities carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

                                   (b)    Expenses.   All expenses incurred in connection with a registration pursuant to this Section 1.2, including without limitation registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one (1) counsel for the selling Holder or Holders (but excluding underwriters’ discounts and commission and transfer taxes), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 1.2 shall bear such Holder’s proportionate share (based on the total number of securities sold in such registration other than for the account of the Company) of all discounts, commissions, transfer taxes or other amounts payable to underwriters or brokers in connection with such offering.

                    1.3         Obligations of the Company.   Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

                                   (a)     prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days;

                                   (b)     prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the U.S. Securities Act with respect to the disposition of all securities covered by such registration statement;

                                   (c)     furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the U.S. Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

                                   (d)     use its best efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                                   (e)     in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (it being understood and agreed that, as a condition to the Company’s obligations under this clause (e), each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement);

                                   (f)     notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the U.S. Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                                   (g)     furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                    1.4         Furnish Information.   It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1.2 hereof that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

                    1.5         Delay of Registration.   No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                    1.6         Black-Out Period. Without limiting the other provisions of this Section 1, each Holder agrees that, if so requested by the Company upon a good faith determination by the Company’s board of directors (the “Board”) and the underwriters, if any, that the imposition of a “Suspension Period” is necessary to enable the Company to pursue the objectives described in this Section 1.6, not to effect any offer or sale of securities pursuant to a registration statement, or otherwise, or engage in any hedging or other transaction intended to reduce or transfer the risk of ownership for any period (not to exceed 60 days) reasonably deemed necessary (i) by the Company or any underwriter in connection with the offering of securities by the Company for its own account or (ii) by the Company in connection with any proposal or plan by the Company to engage in any material financing or material acquisition or disposition by the Company or any subsidiary thereof of the securities or substantially all of the assets of any other person (other than in the ordinary course of business), any tender offer or any merger, consolidation, corporate reorganization, strategic partnership arrangement or restructuring or other similar transaction (each, a “Business Combination”) material to the Company and its subsidiaries taken as a whole. Any period during which the Company fails to keep the registration statement effective and usable for resales of securities, or requires pursuant to this Section 1.6 that the Holders not effect sales of securities pursuant to the registration statement, is hereafter referred to as a “Suspension Period”. A Suspension Period shall commence on the date set forth in a written notice by the Company to the Holders that the registration statement is no longer effective or that the prospectus included in the registration statement is no longer usable for resales of securities or, in the case of a suspension pursuant to this Section 1.6, and shall end on the date when each Holder of securities covered by the registration statement either receives copies of the supplemented or amended prospectus contemplated by Section 1.3 or is advised in writing by the Company that use the prospectus or sales may be resumed. The Company may only impose a Suspension Period on the Holders one (1) time during any twelve month period. The obligation under Section 1.3 to keep a registration statement effective shall not include any period of time such registration statement was subject to a Suspension Period.

                    1.7         Indemnification.   In the event any Registrable Securities are included in a registration statement under Section 1.2 hereof:

                                   (a)    By the Company.   To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the U.S. Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the U.S. Securities Act or the Securities Exchange Act of 1934, as amended, (the “U.S. Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the U.S. Securities Act, the U.S. Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

                                            (i)     any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                                            (ii)     the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                                            (iii)     any violation or alleged violation by the Company of the U.S. Securities Act, the U.S. Exchange Act, any federal or state securities law or any rule or regulation promulgated under the U.S. Securities Act, the U.S. Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement.

        The Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                                   (b)    By Selling Holders.   To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the U.S. Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder within the meaning of the U.S. Securities Act or the U.S. Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the U.S. Securities Act, the U.S. Exchange Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written mis-information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and providedfurther, that the total amounts payable in indemnity and/or any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; by a Holder under this Section 1.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                                   (c)    Notice.   Within three (3) business days after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

                                   (d)    Defect Eliminated in Final Prospectus.   The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus (i) was furnished to the indemnified party and (ii) was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the U.S. Securities Act.

                                   (e)    Contribution.   In order to provide for just and equitable contribution to joint liability under the U.S. Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 1.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.7 provides for indemnification in such case, or (ii) contribution under the U.S. Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the U.S. Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                                   (f)    Survival.   The obligations of the Company and Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

                    1.8         “Market Stand-Off ” Agreement.

                                   (a)     Each Holder hereby agrees that he, she or it shall not, to the extent requested by the managing underwriter of a Qualified Public Offering in which Securities (as defined below) are sold, directly or indirectly, offer, sell, pledge, contract to sell, transfer the economic risk of ownership in, make any short sale, grant any option to purchase or otherwise dispose of any Securities of the Company or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Securities, including, without limitation, Securities which may be deemed to be beneficially owned by each Holder in accordance with the rules and regulations of the SEC and Securities which may be issued upon exercise of an option or warrant, or enter into any Hedging Transaction (as defined below) relating to Securities (each of the foregoing referred to as a “Disposition”) for a period of 180 days after the effective date of the registration statement relating to such initial public offering (the “Lock-Up Period”) unless the managing underwriter otherwise agrees; provided, however, such restrictions shall apply only if all of the Company’s executive officers, directors and holders of five percent (5%) or more of the Company’s voting Securities (collectively, “Other Restricted Sellers”) enter into similar agreements; provided, further, however, that the undersigned shall be permitted to participate on a pro rata basis in any early release from the Lock-Up Period of any Other Restricted Seller by the managing underwriter. The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the Securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities. For purposes of this paragraph 1.8(a), “Securities” shall means any equity securities of the Company that are, or that are convertible directly or indirectly into, voting common shares or non-voting common shares of the Company.

                                   (b)     Each Holder hereby agrees to execute and deliver within ten (10) business days of delivery of a written request therefor, an agreement in customary form proposed by such managing underwriter confirming the foregoing covenants.

                                   (c)     In order to enforce the foregoing covenants, the Company may impose stop transfer instructions with respect to the Securities of the Holder (and the securities of every other person subject to the foregoing restriction) until the end of such period.

                    1.9         Rule 144 Reporting.   With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                                   (a)     make and keep public information available, as those terms are understood and defined in Rule 144 under the U.S. Securities Act, at all times while the Company is subject to the reporting requirements of the U.S. Exchange Act;

                                   (b)     use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the U.S. Securities Act and the U.S. Exchange Act; and

                                   (c)     as long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company, including without limitation, “144 opinion letters,” as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration, and to provide such other reasonable assistance as a Holder may reasonably require to market any such securities.

                    1.10         Termination of Registration Rights.   The registration rights granted pursuant to this Agreement shall terminate as to a Holder on the date on which all of such Holder’s Registrable Securities can be sold without volume restrictions under Rule 144 promulgated under the U.S. Securities Act.

        2.         Assignment and Amendment.

                    2.1         Assignment.  Notwithstanding anything herein to the contrary, the registration rights of a Holder under Section 1 may be assigned only to (i) a party who acquires all of such Holder’s Registrable Securities, or (ii)(A) a shareholder, partner, member, Affiliate (as that term is defined in Rule 405 of Regulation C under the U.S. Securities Act), or beneficiary of such Holder; (B) a spouse, child, parent or beneficiary of the estate of such Holder or (C) a trust for the benefit of the persons set forth in (A) or (B); provided, however, that any transfer to any Affiliate is permitted only if such Affiliate is not: (i) a competitor of the Company; (ii) a holder of 5% or more of the equity of a competitor of the Company, or (iii) an entity of which 5% or more of its securities are held by a competitor of the Company; providedfurther that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name, address and tax identification number of the assignee(s) and identifying the securities of the Company as to which the rights in question are being assigned; and providedfurther that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 2.

                    2.2         Amendment of Rights.   Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and not less than seventy-one percent of all Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.2 shall be binding upon each Holder and the Company.

        3.         General Provisions.

                    3.1         Notices.   Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if: (i) upon delivery if personally delivered to the party to be notified, (ii) three (3) days following deposit in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, or (iii) when receipt is confirmed as evidenced by a transmittal report if sent via facsimile to the appropriate facsimile number listed on the signature pages attached hereto. Any party hereto may designate a new address by ten (10) days advance written notice to the other parties in the matter set forth above.

                    3.2         Entire Agreement.   This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

                    3.3         Governing Law.   This Agreement shall be governed in all respects by the internal laws of the State of Washington as applied to agreements entered into among Washington State residents to be performed entirely within Washington. The parties hereto hereby submit to the exclusive jurisdiction and venue of the United States District Court located in Seattle, Washington.

                    3.4         Severability.   If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                    3.5         Third Parties.   Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

                    3.6         Successors and Assigns.   Subject to the provisions of Section 2.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

                    3.7         Captions.   The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

                    3.8         Counterparts.   This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    3.9         Costs and Attorneys’Fees.   In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

                    3.10       Adjustments in Securities and Certain Other Changes.   Wherever in this Agreement there is a reference to a specific number of securities of the Company of any class or series, then, upon the occurrence of any subdivision, combination or dividend of such class or series of securities, the specific number of securities so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding securities of such class or series of securities by such subdivision, combination or dividend.

                    3.11       Aggregation of Securities.   All securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                    3.12       Arbitration.   Any claim or dispute under this Agreement will be determined by arbitration in accordance with the arbitration provisions of the Purchase Agreement.

[Signature Page Follows]

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

COMPANY:

APTIMUS, INC., a Washington corporation

By:

Its:

PURCHASER: SF TECH JV

By:

Name:

Title:

Address:

Fax:
Attn:

PURCHASER: TIMOTHY C. CHOATE

Address: 657 Mission Street, Suite 200 San Francisco, CA 94105

Fax: 415-896-2561

PURCHASER: ROBERT W. WRUBEL

By:

Address:

Fax:

PURCHASER: MAURA O’NEILL

By:

Address:

Fax:

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PURCHASER: FRED FELKER IRA

By:

Name:

Title:

Address:

Fax:
Attn:

PURCHASER: JOHN STEUART

By:

Name:

Title:

Address:

Fax:
Attn:

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PURCHASER: MARIAN L. FELKER IRA

By:

Name:

Title:

Address:

Fax:
Attn:

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